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                                                                                 Exhibit 8.1

                           LIST OF SUBSIDIARIES OF THE REGISTRANT


COMPANY                                                     OWNERSHIP(1)       LOCATION
----------------------------------------------------------  ------------  ------------------
Serono International S.A.. . . . . . . . . . . . . . . . .          100%  Switzerland
Ares Trading S.A . . . . . . . . . . . . . . . . . . . . .          100%  Switzerland
Laboratoires Serono S.A. . . . . . . . . . . . . . . . . .          100%  Switzerland
MILVIA S.A.  . . . . . . . . . . . . . . . . . . . . . . .           72%  Argentina
Serono Argentina S.A . . . . . . . . . . . . . . . . . . .          100%  Argentina
Serono Australia Pty Ltd . . . . . . . . . . . . . . . . .          100%  Australia
Serono Austria GmbH. . . . . . . . . . . . . . . . . . . .          100%  Austria
Serono Produtos Farmaceuticos Ltda . . . . . . . . . . . .          100%  Brazil
Serono Canada, Inc . . . . . . . . . . . . . . . . . . . .          100%  Canada
Ares-Serono International Finance Limited. . . . . . . . .          100%  Cayman Islands
Serono de Colombia S.A.. . . . . . . . . . . . . . . . . .          100%  Colombia
Applied Research Systems ARS Holding N.V . . . . . . . . .          100%  Curacao
Serono Pharma Services, s.r.o. . . . . . . . . . . . . . .          100%  Czech Republic
Genset S.A . . . . . . . . . . . . . . . . . . . . . . . .        92.47%  France
Serono France S.A. . . . . . . . . . . . . . . . . . . . .          100%  France
Serono France Holding S.A. . . . . . . . . . . . . . . . .          100%  France
Sorebio S.a r.l. . . . . . . . . . . . . . . . . . . . . .          100%  France
Serono GmbH. . . . . . . . . . . . . . . . . . . . . . . .          100%  Germany
Serono Hellas A.E. . . . . . . . . . . . . . . . . . . . .          100%  Greece
Serono Hong Kong Ltd.. . . . . . . . . . . . . . . . . . .          100%  Hong Kong
ASI Pharma Ltd . . . . . . . . . . . . . . . . . . . . . .          100%  Israel
InterPharm Laboratories Ltd. . . . . . . . . . . . . . . .          100%  Israel
Inter-Lab Ltd. . . . . . . . . . . . . . . . . . . . . . .          100%  Israel
InterPharm Industries (1991) Ltd . . . . . . . . . . . . .          100%  Israel
Industria Farmaceutica Serono S.p.A. . . . . . . . . . . .        96.67%  Italy
Istituto di Ricerche Biomediche "Antoine Marxer" RBM S.p.A        96.82%  Italy
Serono Japan Co. Ltd.. . . . . . . . . . . . . . . . . . .          100%  Japan
Serono Korea Co. Ltd.. . . . . . . . . . . . . . . . . . .          100%  Korea
Serono de Mexico S.A. de C.V . . . . . . . . . . . . . . .          100%  Mexico
Serono Produtos Farmaceuticos Lda. . . . . . . . . . . . .          100%  Portugal
Serono Singapore Pte Ltd . . . . . . . . . . . . . . . . .          100%  Singapore
Serono South Africa (Pty) Ltd. . . . . . . . . . . . . . .          100%  South Africa
Serono Espana S.A. . . . . . . . . . . . . . . . . . . . .          100%  Spain
Serono Nordic AB . . . . . . . . . . . . . . . . . . . . .          100%  Sweden
Serono (Thailand) Co., Ltd.. . . . . . . . . . . . . . . .          100%  Thailand
Istituto Farmacologico Serono Nederland B.V. . . . . . . .          100%  The Netherlands
Serono B.V . . . . . . . . . . . . . . . . . . . . . . . .          100%  The Netherlands
Serono TRI Holding B.V . . . . . . . . . . . . . . . . . .          100%  The Netherlands
Serono Benelux B.V . . . . . . . . . . . . . . . . . . . .          100%  The Netherlands
Serono Ilac Pazarlama ve Ticaret A.S . . . . . . . . . . .          100%  Turkey
Serono UK Ltd. . . . . . . . . . . . . . . . . . . . . . .          100%  United Kingdom
Bourn Hall Clinic. . . . . . . . . . . . . . . . . . . . .          100%  United Kingdom
Serono Europe Ltd. . . . . . . . . . . . . . . . . . . . .          100%  United Kingdom
Serono Holding, Inc. . . . . . . . . . . . . . . . . . . .          100%  Massachusetts, USA
Serono, Inc. . . . . . . . . . . . . . . . . . . . . . . .          100%  Delaware, USA
Serono Reproductive Biology Institute, Inc . . . . . . . .          100%  Massachusetts, USA
Ares Trading Uruguay S.A . . . . . . . . . . . . . . . . .          100%  Uruguay
Serono de Venezuela S.A. . . . . . . . . . . . . . . . . .          100%  Venezuela

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1   As of December 31, 2002


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